UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021

GigCapital4, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one-third of one Redeemable Warrant	GIGGU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value	GIG	The Nasdaq Stock Market LLC
Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed by GigCapital4, Inc. (“GigCapital4”) under Item 8.01 of its Current Report on Form 8-K filed on June 4, 2021, GigCapital4 entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated June 4, 2021, with GigCapital4 Merger Sub Corporation, a Delaware corporation and wholly owned subsidiary of GigCapital4 (“Merger Sub”), BigBear.ai Holdings, LLC, a Delaware limited liability company (“BigBear.ai”), and BBAI Ultimate Holdings, LLC, a Delaware limited liability company (“BBAI Holdings”). The Merger Agreement was subsequently amended by the parties on August 6, 2021 and November 29, 2021. The Merger Agreement, as amended, provides for the business combination of GigCapital4 with BigBear.ai (the “Business Combination”).

First Amendment to Backstop Subscription Agreement

As previously disclosed by GigCapital4 under Item 1.01 of its Current Report on Form 8-K filed on November 30, 2021, on November 29, 2021, GigCapital4 and an affiliate of BBAI Holdings, AE BBAI Aggregator, LP, a Delaware limited partnership (the “AE Subscriber”) entered into a Backstop Subscription Agreement (the “Backstop Subscription Agreement”) whereby the AE Subscriber has committed to purchase at the closing of the Business Combination (the “Closing”) up to 7,500,000 shares of common stock, par value $0.0001 per share, of GigCapital4 (“GigCapital4 Common Stock”) at a per share purchase price of $10.00, for a maximum total amount of $75,000,000 (the “Original Subscription Amount”). On December 6, 2021, GigCapital4 and the AE Subscriber entered into the First Amendment to Backstop Subscription Agreement (the “First Amendment to Backstop Subscription Agreement”) whereby they agreed to amend the Backstop Subscription Agreement to provide that the AE Subscriber commits to purchase 8,000,000 shares of GigCapital4 Common Stock for an aggregate purchase price of $80,000,000.

The obligations to consummate the subscription are conditioned upon, among other things, all conditions precedent to the closing of the Business Combination having been satisfied or waived. The foregoing description of the First Amendment to Backstop Subscription Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the First Amendment to Backstop Subscription Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Stock Transfer Agreement

On December 6, 2021, as an inducement to the AE Subscriber to enter into the First Amendment to Backstop Subscription Agreement, GigCapital4, its sponsor, GigAcquisitions4, LLC (“GigAcquisitions4”) and the AE Subscriber entered into a Stock Transfer Agreement (the “Stock Transfer Agreement”) pursuant to which GigAcquisitions4 has agreed to transfer to the AE Subscriber at the Closing 250,000 shares of GigCapital4 Common Stock owned by GigAcquisitions4.

The foregoing description of the Stock Transfer Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Stock Transfer Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2, and the terms of which are incorporated herein by reference.

Payment Agreements

On December 6, 2021, GigCapital4 entered into payment agreements with each of Oppenheimer & Co. Inc. (“Oppenheimer”), Nomura Securities International, Inc. (“Nomura”) and BMO Capital Markets Corp. (“BMO”). In addition, on December 6, 2021, GigCapital4, BBAI Holdings and William Blair & Company, L.L.C. (“William Blair”) entered into a payment agreement. Collectively, these payment agreements are referred to as the “Payment Agreements”.

The Payment Agreements provide that GigCapital4, at the Closing, will pay cash and issue shares of GigCapital4 stock to each of Oppenheimer, Nomura, BMO and William Blair, as (i) consideration for the services (a) rendered by Oppenheimer, BMO and William Blair as placement agents to GigCapital4, (b) rendered by BMO as financial advisor to GigCapital4, and (c) rendered by William Blair as financial advisor to BBAI Holdings, and (ii) settlement for the deferred underwriting commissions due and owing at the Closing by GigCapital4 to Oppenheimer and Nomura. The amount of cash and shares of GigCapital4 stock are as follows:

	Cash	Number of Shares of Stock
Oppenheimer	$8,338,560.00	833,856
BMO	$2,480,000.00	248,000
Nomura	$1,004,640.00	100,464
William Blair	$3,130,000.00	313,000

The foregoing description of the Payment Agreements is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Payment Agreements, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.3-10.6, and the terms of which are incorporated herein by reference.

Amended and Restated Investor Rights Agreement

As previously disclosed by GigCapital4 under Item 1.01 of its Current Report on Form 8-K filed on June 8, 2021, contemporaneously with the execution of the Merger Agreement, on June 4, 2021, GigCapital4, GigAcquisitions4, BBAI Holdings, Oppenheimer, Nomura and the Other Holders (as defined in the Investor Rights Agreement) entered into the Investor Rights Agreement (the “Investor Rights Agreement”). On December 6, 2021, in conjunction with the entry into the Payment Agreements and the First Amendment to Backstop Subscription Agreement, the parties amended and restated the Investor Rights Agreement (the “A&R Investor Rights Agreement”) for the purpose of adding the AE Subscriber, BMO and William Blair to it as parties.

The foregoing description of the A&R Investor Rights Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text of the A&R Investor Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.7, and the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	First Amendment to Backstop Subscription Agreement, dated December 6, 2021, by and between GigCapital4, Inc. and AE BBAI Aggregator, LP

10.2	Stock Transfer Agreement, dated December 6, 2021, by and among GigCapital4, Inc., GigAcquisitions4, LLC and AE BBAI Aggregator, LP

10.3	Payment Agreement, dated December 6, 2021, by and between GigCapital4, Inc. and Oppenheimer & Co. Inc.

10.4	Payment Agreement, dated December 6, 2021, by and between GigCapital4, Inc. and Nomura Securities International, Inc.

10.5	Payment Agreement, dated December 6, 2021, by and between GigCapital4, Inc. and BMO Capital Markets Corp.

10.6	Payment Agreement, dated December 6, 2021, by and among GigCapital4, Inc., BBAI Ultimate Holdings, LLC and William Blair & Company, L.L.C.

10.7	Amended and Restated Investor Rights Agreement, dated December 6, 2021, by and among GigCapital4, Inc., BBAI Ultimate Holdings, LLC, AE BBAI Aggregator, LP, GigAcquisitions4, LLC, Oppenheimer & Co. Inc., Nomura Securities International, Inc., BMO Capital Markets Corp., William Blair & Company, L.L.C., and Other Holders (as defined in the Amended and Restated Investor Rights Agreement)

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding GigCapital4’s and BigBear.ai’s respective industries, future events, the proposed transactions between GigCapital4, Merger Sub, BigBear.ai and BBAI Holdings, the timing of the consummation of the business combination, the estimated or anticipated future results and benefits of the combined company following the proposed transactions, including the likelihood and ability of the parties to successfully consummate the proposed transactions, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of management of GigCapital4 and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to BigBear.ai; risks related to the rollout of BigBear.ai’s business and the timing of expected business milestones; the effects of competition on BigBear.ai’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. If any of these risks materialize or GigCapital4’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. There may be additional risks that neither GigCapital4 nor BigBear.ai presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K, based on information available to GigCapital4 and BigBear.ai as of the date hereof. GigCapital4 and BigBear.ai assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. While GigCapital4 and BigBear.ai may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear.ai specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear.ai’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2021

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	President and Chief Executive Officer of GigCapital4, Inc.

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